Debt	12 Months Ended
Dec. 31, 2014
Debt [Abstract]
Debt

Note 07. Debt

Information concerning short-term borrowings is as follows:

December 31	2014	2013
Short-term borrowings	$43.3	$34.2
Weighted-average interest rates	15.8%	12.5%

We maintain separate bank credit lines with financial institutions to meet working capital needs of our subsidiary operations. As of December 31, 2014, such uncommitted credit lines totaled $331.9, of which $286.2 was unused. Due to limitations on subsidiary borrowings in our revolving credit agreement, additional subsidiary borrowings of $254.3 could be made under these facilities as of December 31, 2014.

A summary of long-term debt is as follows:

December 31	2014	2013
Euro-denominated notes (€350.0 due June 2018)	$423.4	$480.9
Other	2.4	2.8
	425.8	483.7
Less — current maturities	1.9	1.8
Long-term debt	$423.9	$481.9

Euro Notes

We have €350.0 aggregate principal amount 4.50% notes due June 22, 2018 (the “€350.0 Notes”), which were issued at a price of 99.974% to yield an effective interest rate of 4.505%. Interest on the €350.0 Notes is payable in arrears on June 22 of each year. The €350.0 Notes are unsecured senior obligations and rank equally with all of our existing and future senior unsecured debt and other liabilities. We may redeem the €350.0 Notes, in whole but not in part, at our option at any time for a redemption price determined in accordance with the term of the €350.0 Notes. The €350.0 Notes also contain certain customary non-financial restrictive covenants and events of default.

When the €350.0 Notes mature, we plan to repay the amount with available cash, borrowings under our $600.0 revolving credit facility or a new borrowing. The credit terms, including interest rate and facility fees, of any replacement borrowings will be dependent upon the condition of the credit markets at that time. We currently do not anticipate any problems accessing the credit markets should we decide to replace the €350.0 Notes.

The €350.0 Notes have been designated as a hedge of our net investment in subsidiaries with a euro-functional currency. Since our net investment in these subsidiaries exceeds the respective amount of the designated borrowings, translation gains or losses related to these borrowings are included as a component of accumulated other comprehensive (loss) income. (See the Significant Matters Affecting Results of Operations section of Management’s Discussion & Analysis and Note 12 to the Consolidated Financial Statements for further information.)

Revolving Credit Agreement

On October 15, 2013, we amended and restated our Five-Year Credit Agreement (“the Amended Agreement”) with a syndicate of commercial banks. The Amended Agreement allows for borrowing of $600.0 in various currencies, and up to $150.0 may be used for the issuance of stand-by letters of credit. The Amended Agreement terminates on October 15, 2018 but permits the termination date of the facility to be extended by an additional year twice during the term of the Amended Agreement. We had no borrowings under this facility as of both December 31, 2014 and 2013. Outstanding letters of credit issued under the Amended Agreement totaled $1.0 and $0.9 as of December 31, 2014 and 2013, respectively. Additional borrowings of $599.0 and $599.1 were available to us under the facility as of December 31, 2014 and 2013, respectively.

Under the Amended Agreement, a credit ratings-based pricing grid determines the facility fee and the credit spread thatwe add to the applicable interbank borrowing rate on all borrowings. At our current credit rating, the annual facility fee is 17.5 basis points paid on the entire $600.0 facility and the credit spread is 107.5 basis points on any borrowings. A downgrade from both credit agencies would unfavorably impact our facility fees and result in additional costs ranging from approximately $0.3 to $0.6 annually.

The Amended Agreement contains customary restrictive covenants pertaining to our management and operations, including limitations on the amount of subsidiary debt that we may incur and limitations on our ability to pledge assets, as well as financial covenants requiring, among other things, that we comply with a leverage ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a fixed charge coverage ratio of not less than 1.5 to 1. The Amended Agreement also contains customary events of default, including, among others, payment defaults, material inaccuracy of representations and warranties, covenant defaults, bankruptcy or involuntary proceedings, certain monetary and non-monetary judgments, change of control and customary ERISA defaults.

As defined in the Amended Agreement, we had a net Debt-to-EBITDA ratio of 0.21 to 1 (compared to the maximum allowable ratio of 3.5 to 1) and a Fixed Charge Coverage ratio of 4.25 to 1 (compared to the minimum required ratio of 1.5 to 1) as of December 31, 2014.

Debt Maturities

The maturities of long-term debt payable within each of the four years subsequent to December 31, 2015 are as follows: 2016 — $0.4, 2017 — $0.0, 2018 — $423.4, 2019 — $0.0.